               SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C. 20549




                            FORM 8-K


                         CURRENT REPORT



             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934



                 Date of Report:  July 25, 1994




                         U S WEST, INC.


A Colorado       Commission File      IRS Employer Identification
Corporation      Number 1-8611        No. 84-0926774


        7800 East Orchard Road, Englewood, Colorado 80111


                 Telephone Number (303) 793-6500

Item 7.  Exhibits

     99    Press release entitled "AirTouch and U S WEST Agree to
           Merge Cellular Operations -- Companies Form Wireless
           Joint Venture to Serve Nationwide Market" issued on
           July 25, 1994.

                            SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    U S WEST, Inc.

                                    /s/ STEPHEN E. BRILZ

                                    By __________________________
                                       Stephen E. Brilz
                                       Senior Attorney and
                                       Assistant Secretary

Dated:  July 25, 1994